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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                       FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.


                           Date of Report October 24, 1996


                                   ----------------
                              IVAC MEDICAL SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)




         DELAWARE                        34 -                95-3177311
(State or other jurisdiction of     (Commission           (I.R.S. Employer
incorporation or organization)      File Number)         Identification No.)



             10221 WATERIDGE CIRCLE                   92121-2733
             SAN DIEGO, CALIFORNIA                    (Zip Code)
    (Address of principal executive offices)



         Registrant's telephone number, including area code:  (619) 458-7000

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ITEM 5.  OTHER EVENTS.

    On October 24, 1996, the Company issued a Press Release announcing expiration of the Hart-Scott-Rodino Antitrust Improvements Act waiting period with respect to transactions contemplated in an Agreement and Plan of Merger, executed on August 23, 1996, among IVAC Holdings, Inc.; the Company; IMED Corporation ("IMED"), a subsidiary of Advanced Medical, Inc.; a wholly owned subsidiary of IMED and the holders of Common Stock of Holdings named therein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of business acquired.

    None.

(b) Pro forma financial information.

    None.

(c) Exhibits

    99.1 Press release dated October 24, 1996.


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            IVAC MEDICAL SYSTEMS, INC.



Date:  October 25, 1996                By:  /s/  Debra P. Crawford
                                            ----------------------
                                            Debra P. Crawford
                                            Chief Financial Officer and
                                            Vice President of Finance
                                            and Administration